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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    001-14498                 13-3612110
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

 42 West 39th Street, New York, New York                         10018
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

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                        SECTION 5 - FINANCIAL INFORMATION

            ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2007, Bluefly, Inc. (the "Company") issued a press release, announcing its financial results for the quarter ended September 30, 2007. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

99.1 Press Release dated November 13, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUEFLY, INC.
                                            (Registrant)


Date:  November 14, 2007                    By:     /s/ Patrick C. Barry
                                                    ----------------------------
                                            Name:   Patrick C. Barry
                                            Title:  Chief Operating Officer and
                                                    Chief  Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1         Press release issued by the Company on November 13, 2007.